UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 27, 2006

Handleman Company

(Exact Name of Registrant as Specified in Its Charter)

Michigan

(State or Other Jurisdiction of Incorporation)

1-7923	38-1242806
(Commission File Number)	(IRS Employer Identification No.)

500 Kirts Boulevard, Troy, Michigan	48084-5225
(Address of Principal Executive Offices)	(Zip Code)

(248) 362-4400

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1. Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement

On October 27, 2006, Handleman Company (the “Company”) and certain borrowing subsidiaries entered into a second amendment to the amended and restated credit agreement with LaSalle Bank Midwest National Association, as administrative agent, KeyBank National Association, as a co-syndication agent, Comerica Bank, as a co-syndication agent, U.S. Bank N.A., as a co-syndication agent and National City Bank of the Midwest, as documentation agent (“2006 Credit Agreement”) (Attached as Exhibit 10.1). The 2006 Credit Agreement amends and restates the amended and restated credit agreement dated November 22, 2005 (“2005 Credit Agreement”).

Material Terms and Conditions

The 2006 Credit Agreement reduces the Company’s line of credit to $225,000,000 from $250,000,000 available under the 2005 Credit Agreement, and amends the unsecured 2005 Credit Agreement to a secured obligation with a first priority security interest in all of the Company’s real and personal assets. In addition, the Company’s obligation to meet its debt service coverage ratio and the leverage ratio is deferred until February 26, 2007.

The 2006 Credit Agreement limits the Company’s borrowings to the lesser of (i) the facility commitment amount of $225,000,000, or (ii) an amount equal to the borrowing base, consisting of 85% of eligible accounts receivable, 50% of eligible inventory and 100% of cash, less $15,000,000. Pursuant to the 2006 Credit Agreement, the Company may elect to pay interest under a variety of formulae tied to either prime plus 1.25% or LIBOR plus 2.25%. The 2006 Credit Agreement facility fee was increased to 0.50%.

As of the close of the Company’s second fiscal quarter, October 28, 2006, the Company had $96.6 million in borrowings outstanding under the 2006 Credit Agreement. The Company is currently in negotiations and expects to enter into a new multi-year credit facility prior to February 26, 2007.

The Bank Group commitment (in millions) under the 2006 Credit Agreement is as follows:

Bank Name	Commitment
LaSalle Bank	$40.5
KeyBank National	28.8
Comerica Bank	28.8
U.S. Bank	28.8
National City Bank	27.0
Charter One Bank	27.0
Huntington National Bank	22.5
Fifth Third Bank	21.6

$225.0

Section 9 Financial Statement and Exhibits

Item 9.01. Financial Statements and Exhibits

Exhibit Number	Exhibit Name
10.1	Second Amendment to the Amended and Restated Credit Agreement between Handleman Company and certain borrowing subsidiaries dated October 27, 2006.

Forward-Looking Statements:

This Form 8-K may contain forward-looking statements that are not historical facts. These statements involve risks and uncertainties and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. This Form 8-K should be read in conjunction with the “Forward-Looking Statements” section in Handleman Company’s 2006 Form 10-K (which section is incorporated by reference herein) and in conjunction with other SEC reports filed by the Company that disclose other factors that may cause the Company’s actual results to differ materially. The Company expressly disclaims any current intention to update any forward-looking statements contained in this report as a result of new information or future events or developments.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANDLEMAN COMPANY

Date: November 2, 2006	By:	/s/ Thomas C. Braum, Jr.
	Name:	Thomas C. Braum, Jr.
	Title:	Executive Vice President and
Chief Financial Officer